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Jacobs Engineering Group Inc.

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Your Vote Counts! JACOBS ENGINEERING GROUP INC. 2022 Annual Meeting Vote by January 24, 2022 11:59 PM ET. For shares held in a Plan, vote by January 20, 2022 11:59 PM ET. Jacobs JACOBS ENGINEERING GROUP INC. 1999 BRYAN STREET SUITE 1200 DALLAS, TX 75201 D62777-P64364 You invested in JACOBS ENGINEERING GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 25, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* January 25, 2022 9:00 AM CST Virtually at: www.virtualshareholdermeeting.com/JEC2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Steven J. Demetriou For 1b. Christopher M.T. Thompson For 1c. Priya Abani For 1d. General Vincent K. Brooks For 1e. General Ralph E. Eberhart For 1f. Manny Fernandez For 1g. Georgette D. Kiser For 1h. Barbara L. Loughran For 1i. Robert A. McNamara For 1j. Peter J. Robertson For 2. Advisory vote to approve the Company’s executive compensation. For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D62778-P64364